AMENDMENT TO
TRANSITION AGREEMENT

This amendment (“Amendment”) is entered into as of January 22, 2019, between Lithia Motors, Inc., an Oregon corporation (“Lithia”), and Sidney B. DeBoer (“DeBoer”).

Whereas, Lithia and DeBoer entered into that certain Transition Agreement dated September 14, 2015 (the “Transition Agreement”);

Whereas, the Transition Agreement between Lithia and DeBoer states that the benefits payable to DeBoer shall continue irrespective of his employment status with the Company;

Whereas, Lithia and DeBoer wish to amend the Transition Agreement, subject to the approval of Lithia shareholders, to stipulate that the benefits payable to DeBoer are for a fixed term; and

Whereas, the independent compensation consultant of Lithia’s Compensation Committee has advised that such benefits payable for a fixed term constitute reasonable compensation for DeBoer’s prior service with Lithia.

Now, therefore, the parties agree as follows:

1.Amendment to Sunset Benefits.

As there is currently no sunset to the benefits under the Transition Agreement, the Parties agree to amend the Transition Agreement as follows:

The second sentence of paragraph one of Section 1 shall be deleted and replaced with the following:

“Lithia shall, beginning January 1, 2016, until the earlier of DeBoer’s death or December 31, 2035, provide the following benefits (the “Benefits”) to DeBoer for his prior service with Lithia. Except as may be stated elsewhere in this Agreement, Lithia shall make the Benefits payments to DeBoer consistent with Lithia’s standard payroll practices.”

2.Effective Date. This Amendment shall become effective upon the approval of this Amendment by the shareholders of Lithia.

3.Miscellaneous. Unless otherwise defined herein, all capitalized terms appearing in this Amendment shall have the meaning as set forth in the Transition Agreement.

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IN WITNESS WHEREOF, the parties have signed this Amendment on the above date.

DEBOER:

Sidney B. DeBoer

LITHIA MOTORS, INC.

By:
Chris Holzshu, Executive Vice President